SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 16, 1997


                           FLEET FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
                 (State or other jurisdiction of incorporation)


                1-6366                                     05-0341324
           (Commission File Number)           (IRS Employer Identification No.)


                      One Federal Street, Boston, MA 02211
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 617-292-2000


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.         Other Events.


     Pursuant  to  Form  8-K,   General   Instructions  F,   Registrant   hereby
incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.         Financial Statements and Other Exhibits.

                Exhibit No.              Description

                Exhibit 99               Fleet Financial Group,
                                         Inc. Press Release
                                         Dated April 16, 1997


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                         FLEET FINANCIAL GROUP, INC.
                                         Registrant


                                         By /s/  William C. Mutterperl
                                              __________________________________
                                                 William C. Mutterperl
                                                 Senior Vice President
                                                 and General Counsel



Dated:  April 16, 1997